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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-25021) of Aastrom Biosciences, Inc. of our report dated August 15, 1997 appearing on page 39 of this Form 10-K.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Battle Creek, Michigan
September 24, 1997